UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2018 (April 26, 2018)

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note: This Amendment No. 1 is being filed to correct an error in the number of shares reported as AGAINST votes for a director on Proposal I in Item 5.07 Submission of Matters to a Vote of Security Holders.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Annual Meeting of Shareholders held April 26, 2018

(b)	Proposals:

Proposal I- Election of Directors for One Year Terms

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1.1 Charles E. Adair	77,129,892	3,835,318	121,545	13,051,582
1.2 Linda L. Addison	80,835,164	142,820	108,771	13,051,582
1.3 Marilyn A. Alexander	80,633,700	343,749	109,306	13,051,582
1.4 Cheryl D. Alston	80,846,636	129,215	110,904	13,051,582
1.5 David L. Boren	78,639,842	2,366,740	80,173	13,051,582
1.6 Jane M. Buchan	79,845,263	1,124,104	117,388	13,051,582
1.7 Gary L. Coleman	77,504,350	3,275,494	306,911	13,051,582
1.8 Larry M. Hutchison	77,502,166	3,275,801	308,788	13,051,582
1.9 Robert W. Ingram	79,887,250	1,075,202	124,303	13,051,582
1.10 Steven P. Johnson	80,851,910	117,305	117,540	13,051,582
1.11 Darren M. Rebelez	80,629,331	340,904	116,520	13,051,582
1.12 Lamar C. Smith	78,127,653	2,845,754	113,348	13,051,582
1.13 Mary E. Thigpen	80,816,689	149,696	120,370	13,051,582
1.14 Paul J. Zucconi	77,834,821	3,155,029	96,905	13,051,582

Proposal II- Ratification of Deloitte & Touche LLP as Independent Auditor for 2018

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Deloitte and Touche LLP	92,704,843	1,306,719	126,775	—

Proposal III- Approval of Torchmark Corporation 2018 Incentive Plan

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Torchmark Corporation 2018 Incentive Plan	64,215,630	16,631,242	239,763	13,051,702

Proposal IV- Advisory Approval of 2017 Executive Compensation (Annual "Say-on-Pay")

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2017 Executive Compensation	75,963,948	4,806,756	315,931	13,051,702

(c)	Not applicable.

(d)
Torchmark will include a shareholder vote on the compensation of executives in its proxy materials each year until the next required vote on the frequency with which shareholders will vote on the compensation of executives as disclosed in proxy statements, which will occur in 2023.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: May 15, 2018

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary